Exhibit 99
Form 4 Joint Filer Information

Name:	Carlyle Partners IV, L.P.

Address:	c/o The Carlyle Group 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, DC 20004-2505

Designated Filer:	TCG Holdings, L.L.C.

Issuer & Ticker Symbol:	SS&C TECHNOLOGIES HOLDINGS, INC. [SSNC]

Date of Event Requiring Statement:	02/09/2011

Signature:	Carlyle Partners IV, L.P.

By: TC Group IV, L.P., as its General Partner

By: TC Group IV Managing GP, L.L.C., as its General Partner

By: TC Group, L.L.C., as its Managing Member

By: TCG Holdings, L.L.C., as its Managing Member

by: /s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Managing Director

Name:	TC Group IV, L.P.

Address:	c/o The Carlyle Group 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, DC 20004-2505

Designated Filer:	TCG Holdings, L.L.C.

Issuer & Ticker Symbol:	SS&C TECHNOLOGIES HOLDINGS, INC. [SSNC]

Date of Event Requiring Statement:	02/09/2011

Signature:	TC Group IV, L.P.

By: TC Group IV Managing GP, L.L.C., as its General Partner

By: TC Group, L.L.C., as its Managing Member

By: TCG Holdings, L.L.C., as its Managing Member

by: /s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Managing Director

Name:	TC Group IV Managing GP, L.L.C.

Address:	c/o The Carlyle Group 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, DC 20004-2505

Designated Filer:	TCG Holdings, L.L.C.

Issuer & Ticker Symbol:	SS&C TECHNOLOGIES HOLDINGS, INC. [SSNC]

Date of Event Requiring Statement:	02/09/2011

Signature:	TC Group IV Managing GP, L.L.C.

By: TC Group, L.L.C., as its Managing Member

By: TCG Holdings, L.L.C., as its Managing Member

by: /s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Managing Director

Name:	TC Group, L.L.C.

Address:	c/o The Carlyle Group 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, DC 20004-2505

Designated Filer:	TCG Holdings, L.L.C.

Issuer & Ticker Symbol:	SS&C TECHNOLOGIES HOLDINGS, INC. [SSNC]

Date of Event Requiring Statement:	02/09/2011

Signature:	TC Group, L.L.C.

By: TCG Holdings, L.L.C., as its Managing Member

by: /s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Managing Director